SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2000

                                  PROXYMED, INC
             (Exact name of registrant as specified in its charter)

    FLORIDA                       000-22052                     65-0202059
    -------                       ---------                     ----------
(State or other              (Commission File No.)             (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                                 2555 Davie Road
                                    Suite 110
                          Ft. Lauderdale, Florida 33317
                    (Address of principal executive offices)

                                  954-473-1001
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On May 19, 2000, ProxyMed, Inc. (the "Company") announced that its Board of Directors has commenced a reorganization aimed at reducing costs and reallocating resources.

         A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                    Description
         -----------                    -----------
            99.1                        Press Release issued on May 19, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROXYMED, INC.

                                             By: /S/ FRANK M. PUTHOFF
                                                --------------------------------
                                             Name: Frank M. Puthoff
                                             Title: Executive Vice President,
                                                    Chief Legal Officer,
                                                    and Secretary
Dated: May 19, 2000

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                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------
   99.1                       Press Release issued on May 19, 2000.